U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2014

SurePure, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-54172	26-3550286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 25th Floor New York, NY 10174 (Address of principal executive offices) Telephone: (917) 368-8480 Facsimile: (917) 368-8005 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 19, 2014, we and Regency Capital Corporation (“Regency”), a company formed under the laws of the Turks and Caicos Islands, entered into a second amendment of the Share Purchase Agreement (the “Regency Share Purchase Agreement”), dated as of November 22, 2013, as previously amended on February 13, 2014, under which Regency originally had agreed to purchase 170,000 shares of our Common Stock, par value $0.001 per share, originally had the right to purchase 430,000 additional shares of our Common Stock prior to January 31, 2014 and, as a result of the amendment dated as of February 13, 2014, had the right to purchase 500,000 additional shares of our Common Stock prior to March 31, 2014. Prior to January 31, 2014, Regency purchased all 600,000 shares of our Common Stock as provided by the Regency Share Purchase Agreement and prior to March 31, 2014 Regency purchased 440,000 of the 500,000 shares of our Common Stock as to which it was granted the right to purchase under the amendment dated February 13, 2014. During March 2014 Regency requested that we grant it the right to purchase up to an additional 1,000,000 shares of our Common Stock prior to June 30, 2014. Our board of directors agreed with Regency’s request, and on March 19, 2014 we entered into the second amendment (the “Second Amendment”) of the Regency Share Purchase Agreement to grant Regency the right to purchase the additional 1,000,000 shares during the period ending June 30, 2014 at a cash purchase price equal to the greater of $1.00 per share and 92% of the volume-weighted average trading price of shares of our Common Stock during the 20 trading day period ending on the day that is three days prior to the closing of the purchase and sale of our shares. A copy of the Second Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Regency owns 678,787 shares of our Common Stock as of the date of this Current Report. Regency is an affiliate of XOptics (PTC) Ltd., a British Virgin Islands company, which holds all 16,800,000 outstanding shares of our Nonvoting Convertible Preferred Stock and 500,000 shares of our Common Stock as of the date of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment, dated as of March 19, 2014, to the Share Purchase Agreement, dated as of November 22, 2013, as theretofore amended, between SurePure, Inc. and Regency Capital Corporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREPURE, INC. (Registrant)

Date: March 25, 2014	/s/ Stephen M. Robinson
Stephen M. Robinson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment, dated as of March 19, 2014, to the Share Purchase Agreement, dated as of November 22, 2013, as theretofore amended, between SurePure, Inc. and Regency Capital Corporation